UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  September 23, 2014
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HASBRO, INC.
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(Exact name of registrant as specified in its charter)

                           RHODE ISLAND                                                                                             1-6682                                                             05-0155090
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                               (State of  Incorporation)                                                                                                           (Commission File Number)                            (IRS Employer Identification No.)

                        1027 NEWPORT AVE.,  PAWTUCKET, RHODE ISLAND                                                                                                                02861
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                                     (Address of Principal Executive Offices)                                                                                                                                (Zip Code)

(401) 431-8697
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.          Entry into a Material Definitive Agreement.

On September 23rd, 2014, Hasbro, Inc. ("Hasbro"), Discovery Communications, LLC ("Discovery") and Discovery's parent, Discovery Communications, Inc.("DCI"), amended their relationship with respect to HUB Television Networks LLC (the "Network"), their cable television joint venture which operates The HUB Network in the United States.

Prior to the amendments each of Hasbro and Discovery owned a 50% equity interest in the Network.  Pursuant to these amendments Discovery has increased its equity interest in the Network to 60%, and Hasbro retains a 40% equity interest in the Network.  The change in equity interests was accomplished partly through a redemption of interests owned by Hasbro and partly through the purchase of interests by Discovery from Hasbro.  In connection with this reduction in its equity ownership Hasbro was paid a cash purchase price of $64.4 million by Discovery.

Under the executive management of Discovery Group President Henry Schleiff, Tom Cosgrove will assume the role of general manager of the Network.  On September 25, 2014 Discovery and Hasbro issued a press release announcing their plans to rebrand the Network as the Discovery Family Channel on October 13, 2014.  A copy of this release is attached to this report as Exhibit 99.1.

The Discovery Family Channel will offer a line-up of children's programming during the day, including both existing Hasbro programming and new programming to be produced by Hasbro Studios.  During prime time the Network will serve its growing family audience with programming drawn from Discovery's other networks and library.

Following these amendments the Board of Directors of the Network will be composed of five members, three appointed by Discovery and two appointed by Hasbro.  The operations of the Network will now be consolidated into DCI's financial results.  In its capacity now as a minority investor in the Network, Hasbro's approval is required for certain actions involving the Network.

Under the amended arrangement Hasbro has a commitment to provide specified numbers of hours of new programming produced by Hasbro Studios to the Network on an annual basis in exchange for a license fee from the Network.  Discovery will make content available to the Network from Discovery's library and other Discovery channels to be aired in prime time in exchange for a license fee from the Network.

The amended joint venture is terminable in certain circumstances.  Hasbro can put its interest in the Network to Discovery if (i) Discovery materially breaches certain provisions of the agreements between the parties, (ii) Discovery acquires an interest in a competitive network or (iii) Hasbro elects to require Discovery to purchase its interest in the Network during the one year period following December 31, 2021.  Discovery can call Hasbro's interest in the Network if (i) Hasbro materially breaches certain provisions of the agreements between the parties, (ii) Hasbro acquires an interest in a competitive network or (iii) Discovery elects to purchase Hasbro's interest during the one-year period following December 31, 2021.

Upon a put or a call the price to be paid for the interest being purchased is generally a function of the then fair market value of the interest, computed in accordance with the agreements between the parties, with certain discounts, price protection provisions and/or withdrawal rights applying in specified situations depending upon the party exercising the put or call, the basis for the exercise of the put or call, and the determined fair market value of the network at the time of exercise. Upon certain conditions the network could also be put up for sale to third parties.

Certain statements contained in this Current Report on Form 8-K and in the attached press release, including statements related to the future expectations and timing for the rebranding of the Network, the types of content which the parties currently plan to create and distribute via the Network, and expectations for the performance of the rebranded Network, constitute forward-looking statements.  Such forward-looking statements are subject to known and unknown risks and the actual actions or results may differ from these current expectations.  Factors which might cause a difference between actual and expected events include: (i) changes in plans with respect to the future content to be created for the Network or the timing for its development, or with respect to the branding and marketing for the Network, (ii) consumer interest in and acceptance of the Network and its programming, or in entertainment-related product associated with the Network, (iii) other factors which may lead to changes in the branding of the Network and/or the content to be developed for the Network, as well as (iv) other factors which are discussed in Hasbro's and Discovery's public announcements and SEC filings.  Neither party undertakes any obligation to update these forward-looking statements for events occurring after the date of this Current Report on Form 8-K and the attached press release.

Item 9.01.          Financial Statements and Exhibits.

(d)  Exhibits

99.1  Press Release, dated September 25, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                                                               HASBRO, INC.
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                                                                                                                                                                                                (Registrant)

Date: September 25, 2014                                                                                                                                                                                                     By:         /s/ Deborah Thomas
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                                                                                                                                                                               Name:    Deborah Thomas
                                                                                                                                                                               Title:      Executive Vice President and Chief Financial Officer
                                                                                                                                                                                              (Duly Authorized Officer and Principal Financial Officer)

Hasbro, Inc.
Current Report on Form 8-K
Dated September 25, 2014

Exhibit Index

Exhibit No.                                                                                                                                                       Exhibits

99.1                                                                                                                                                                        Press Release, dated September 25, 2014